                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

            ---------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                 APRIL 12, 2001
                              ---------------------



                    STARTEC GLOBAL COMMUNICATIONS CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    0-23087                  52-2099559
      ---------------              --------------           ----------------
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                   Identification Number)
      Incorporation)


                              1151 SEVEN LOCKS ROAD
                             POTOMAC, MARYLAND 20854
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (301) 365-8959
                        ---------------------------------
                         (Registrant's Telephone Number)


                             10411 MOTOR CITY DRIVE
                            BETHESDA, MARYLAND 20817
              -----------------------------------------------------
                                (Former Address)

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ITEM 5. OTHER EVENTS.

(A) In a press release dated April 12, 2001, Startec Global Communications Corporation, a Delaware corporation ("STARTEC"), announced that it had received written notification from The Nasdaq Listing Qualifications Department stating that Startec's common stock no longer met certain requirements for continued listing on the Nasdaq National Market. As permitted under Nasdaq's rules, Startec has appealed the delisting determination; this appeal will suspend the delisting process pending a decision by the Nasdaq Listing Qualifications Panel. Startec does not believe it will be eligible to list its securities on the Nasdaq Small Cap Market should they be delisted from the Nasdaq National Market. There is no assurance that Startec's common stock will continue to be listed on Nasdaq.

(B) On April 13, 2001, two of Startec's wholly owned subsidiaries, Startec Global Operating Company ("OPERATING") and Startec Global Licensing Company ("LICENSING"), together borrowed an aggregate of $20 million from Allied Capital Corporation ("ALLIED"), which funds were distributed to Startec to repay its indebtedness to Allied under a June 2000 unsecured credit facility. As a result, Startec no longer has any indebtedness to Allied, but Operating and Licensing are jointly indebted to Allied for $20 million, $10 million of which is secured by their accounts receivable and $10 million of which is unsecured. In addition, Operating and Licensing entered into a two-year accounts receivable purchase facility with Allied, resulting in net proceeds of approximately $14.3 million.

      In connection with those transactions, Startec also amended its existing $50 million, five-year term loan with NTFC Capital Corporation ("NTFC"). Pursuant to the amendment, NTFC agreed to waive certain defaults and revise certain financial covenants. In connection with this amendment, Startec used $7.625 million of the proceeds of the Allied accounts receivable purchase facility to pay NTFC overdue loan payments, prepayments and a commitment fee. Startec also agreed to issue a stock purchase warrant to NTFC for 25,000 shares of its common stock upon any restructuring of Startec's outstanding 12% Series A Senior Notes due 2008.

(C) In a press release dated April 16, 2001, Startec announced, among other things:

      (1) Startec's financial results for the fourth quarter and year ended December 31, 2000, including the revaluation of certain assets and the write-down of goodwill and intangibles associated with certain acquisitions and investments.

      (2)   The transactions with Allied and NTFC described above.

      (3) The engagement of Jefferies & Company, Inc. to assist in negotiating the potential restructuring of Startec's $160 million 12% Series A Senior Notes. There is no assurance that Startec will be successful in such restructuring. In the event Startec is unable to restructure its Senior Notes or obtain additional financing, it is unlikely that Startec will make its semi-annual interest payment to noteholders due in November 2001.

      (4) The reduction in personnel and discontinuation of certain business lines.

      (5) That Startec's independent auditors, Arthur Andersen LLP, had indicated that they intended to include going-concern qualifications in their audit report covering Startec's financial statements for the year ended December 31, 2000.

      Copies of the First and Second Amendments to the NTFC Loan and Security Agreement, and the Receivables Purchase Agreement, the Promissory Notes, the Unsecured Loan Agreement, and the Secured Loan Agreement, each of which was entered into on April 13, 2001 in connection with the Allied and NTFC transactions described above, and the April 12, 2001 press release and April 16, 2001 press release, are attached as Exhibits 10.39.1, 10.39.2, 10.58, 10.59, 10.60, 10.61, 10.62, 99.1 and 99.2, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
      Not applicable.

(b)   PRO FORMA FINANCIAL INFORMATION
      Not applicable.

(c)   EXHIBITS

      10.39.1 Amendment to Loan and Security Agreement dated as of June 30, 2000, between NTFC Capital Corporation and Startec Global Communications Corporation
      10.39.2 Second Amendment to Loan and Security Agreement dated as of April 13, 2001, between NTFC Capital Corporation and Startec Global Communications Corporation
      10.58 Receivables Purchase Agreement dated as of April 13, 2001, among Startec Global Operating Company, Startec Global Licensing Company and Allied Capital Corporation
      10.59 Promissory Note issued by Startec Global Operating Company and Startec Global Licensing Company to Allied Capital Corporation on April 13, 2001
      10.60 Loan Agreement (Unsecured) made as of April 13, 2001 by and among Startec Global Operating Company, Startec Global Licensing Company and Allied Capital Corporation
      10.61 Promissory Note issued by Startec Global Operating Company and Startec Global Licensing Company to Allied Capital Corporation on April 13, 2001
      10.62 Loan Agreement (Secured) made as of April 13, 2001 by and among Startec Global Operating Company, Startec Global Licensing Company and Allied Capital Corporation
      99.1    Press Release dated April 12, 2001
      99.2    Press Release dated April 16, 2001

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Startec Global Communications Corporation




Date: April 19, 2001                   /s/ Prabhav V. Maniyar
                                       ---------------------------------
                                       By:  Prabhav V. Maniyar
                                       Title: Chief Financial Officer

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                                  EXHIBIT INDEX
                                                                           PAGE
                                                                           ----
      10.39.1 Amendment to Loan and Security Agreement dated as of June 30, 2000, between NTFC Capital Corporation and Startec Global Communications Corporation
      10.39.2 Second Amendment to Loan and Security Agreement dated as of April 13, 2001, between NTFC Capital
              Corporation and Startec Global Communications
              Corporation
      10.58   Receivables Purchase Agreement dated as of April
              13, 2001, among Startec Global Operating Company,
              Startec Global Licensing Company and Allied Capital
              Corporation
      10.59   Promissory Note issued by Startec Global Operating
              Company and Startec Global Licensing Company to
              Allied Capital Corporation on April 13, 2001
      10.60   Loan Agreement (Unsecured) made as of April 13,
              2001 by and among Startec Global Operating Company,
              Startec Global Licensing Company and Allied Capital
              Corporation
      10.61   Promissory Note issued by Startec Global Operating
              Company and Startec Global Licensing Company to
              Allied Capital Corporation on April 13, 2001
      10.62 Loan Agreement (Secured) made as of April 13, 2001 by and among Startec Global Operating Company,
              Startec Global Licensing Company and Allied Capital
              Corporation
      99.1    Press Release dated April 12, 2001
      99.2    Press Release dated April 16, 2001